INDEPENDENT AUDITORS' CONSENT

                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-36460 of Cortelco Systems Puerto Rico, Inc. on Form S-8 of our report dated August 26, 2002, appearing in this Annual Report on Form 10-K of Cortelco Systems Puerto Rico, Inc. for the year ended July 31, 2003.

DELOITTE & TOUCHE LLP
San Juan, Puerto Rico

October 30, 2003

Stamp No. 1924534

affixed to original.